                  AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

          AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of March 10, 1998, between International Wireless Communications Holdings, Inc., a corporation organized under the laws of Delaware (the "Company"), and the individuals and entities listed on SCHEDULE 1 hereto (each such individual or entity, a "Stockholder"; and collectively, the "Stockholders").

                                 W I T N E S S E T H:

          WHEREAS, certain of the Stockholders purchased shares of Series F-1 and Series F-2 Preferred Stock, par value $0.01 per share of International Wireless Communications, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("IWC"), that were converted into shares of Series F-1 and Series F-2 Preferred Stock of the Company, respectively (the "Series F-1 Preferred Stock" and "Series F-2 Preferred Stock"; respectively; collectively, the "Series F Preferred Stock"), on August 8, 1996 pursuant to the Agreement and Plan of Merger among the Company and IWC; and

          WHEREAS, such Stockholders were granted registration rights pursuant to the Registration Rights Agreement dated as of December 18, 1995 among IWC and such Stockholders; and

          WHEREAS, the Company succeeded to the rights and obligations of IWC under such agreement pursuant to the Consent, Waiver, Amendment, Assignment and Assumption Agreement among the Company and the parties thereto (such Registration Rights Agreement, as so amended, being referred to as the "First Agreement"); and

          WHEREAS, certain of the Stockholders are lenders under the Loan Agreement dated as of August 18, 1997 (the "IWCH Loan Agreement") among the Company and the lenders named therein and the Loan Agreement dated as of August 18, 1997 (the "PWH Loan Agreement"; together with the IWCH Loan Agreement, the "Loan Agreements") among Pakistan Wireless Holdings Limited, an indirect wholly owned subsidiary of the Company ("PWH") and the lenders named therein; and

          WHEREAS, subject to certain terms and conditions, the Notes, as that term is defined in the IWCH Loan Agreement (individually, an "IWCH Note"; collectively, the "IWCH Notes") may be exchanged for shares of Series G-1 and Series G-2 Preferred Stock, par value $0.01 per share of the Company (the "Series G-1 Preferred Stock" and "Series G-2 Preferred Stock"; respectively; collectively, the "Series G Preferred Stock"); and

          WHEREAS, subject to certain terms and conditions, the Notes, as that term is defined in the PWH Loan Agreement (individually, a "PWH Note"; collectively, the "PWH Notes" and, together with the IWCH Notes, the "Notes") may be exchanged for Series H-1 and Series H-2 Preferred Stock, par value $0.01 per share of the Company (the "Series H-1 Preferred

Stock" and "Series H-2 Preferred Stock," respectively; collectively, the "Series H Preferred Stock"); and

          WHEREAS, the Company has issued or will issue to certain of the Stockholders the Warrants, as that term is defined in the IWCH Loan Agreement (individually, a "Pakistan Warrant"; collectively, the "Pakistan Warrants"); and

          WHEREAS, the Company agreed to grant to holders of Series G and Series H Preferred Stock issuable upon exchange of the Notes and to holders of the Pakistan Warrants the registration rights set forth herein; and

          WHEREAS, certain of the Stockholders amended and restated the First Agreement to accept, in lieu of the registration rights granted to them thereunder, the registration rights granted to them pursuant to the Amended and Restated Registration Rights Agreement dated as of August 18, 1997 (the "Second Agreement"); and

          WHEREAS, certain of the Stockholders purchased shares of the Company's Series J Preferred Stock (the "Series J Preferred Stock") and warrants to purchase the Company's Common Stock (individually, a "Series J Warrant"; collectively, the "Series J Warrants") pursuant to the Series J Preferred Stock and Warrant Purchase Agreement dated as of March 10, 1998 (the "Series J Agreement") among the Company and such Stockholders; and

          WHEREAS, the Company has agreed to issue to Vanguard China, Inc. a warrant to purchase the Company's Common Stock (the "SSA Warrant") pursuant to the terms and conditions set forth in the Support Services Agreement dated as of March 10, 1998 between the Company and Vanguard China, Inc.; and

          WHEREAS, the Company agreed to grant to holders of Series J Preferred Stock and Series J Warrants the registration rights set forth herein; and

          WHEREAS, the Stockholders desire to amend and restate the Second Agreement and the Stockholders desire to accept, in lieu of the registration rights granted to them thereunder, the registration rights granted to them under this Agreement:

          NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

          1. DEFINITIONS. For purposes of this Agreement, capitalized terms used herein shall have the meanings set forth in the preambles hereto and in this Section 1.

               1.1 "Class A Holder" shall mean any Holder which has received, as of the date of any registration request, aggregate proceeds (net of selling expenses and fees and expenses of counsel), whether received by such Holder in the form of dividends, redemption payments or other distributions from the Company in respect of Series F Registrable Securities, or upon the sale or other disposition of Series F Registrable Securities in a distribution pursuant to a registration statement filed by the Company under the Securities Act or pursuant to a sale under Rule 144 under the Securities Act, equal to or in excess of one-half of the purchase price paid by such Holder for the Series F Preferred Shares purchased by such Holder under the Securities Purchase Agreement.

               1.2 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               1.3 "Common Stock" shall mean the Common Stock of the Company, par value $.01 per share, or in the case of a conversion, reclassification or exchange of such shares of such Common Stock, shares of the stock into or for which such shares of Common Stock shall be converted, reclassified or exchanged, and all provisions of this Agreement shall be applied appropriately thereto and to any stock resulting from any subsequent conversion, reclassification or exchange therefor.

               1.4  [Intentionally left blank]

               1.5 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

               1.6 "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

               1.7 "Holder" shall mean any holder of Registrable Securities, and for purposes of this Agreement holders of Series F, Series G, Series H and Series J Preferred Stock, the Pakistan Warrants and the Series J Warrants shall be treated as Holders of the Registrable Securities underlying such Series of Preferred Stock or Warrants, and references to Registrable Securities held by such Holders shall include such underlying Registrable Securities; PROVIDED, HOWEVER, that any Person who acquires any of the Registrable Securities in a distribution pursuant to a registration statement filed by the Company under the Securities Act or pursuant to a sale under Rule 144 of the Securities Act shall not be considered a Holder with respect to such securities.

               1.8 "Initiating Holders" shall mean the Holders of Registrable Securities representing at least twenty percent (20%) of (a) the Series F Registrable Securities then outstanding, (b) the Series J Registrable Securities then outstanding, or (c) the Series G/H Registrable Securities then outstanding.

               1.9 "IPO" shall mean (i) the time at which the Company becomes a registered public company under the Exchange Act subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or (ii) the first time at which an offering, whether primary or secondary, of Common Stock or options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock, is registered pursuant to an effective registration statement (other than a registration statement on Form S-4 or Form S-8 or any successor forms thereto) filed by the Company under the Securities Act or
(iii) the merger of the Company into a corporation or other entity which at the time of such merger is required to file reports, proxy statements and other information with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. An IPO will be deemed to be consummated (i) on the date such registration is declared effective by the Commission or (ii) in the case of a merger, upon the effectiveness of the merger.

               1.10 "Person" shall mean any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

               1.11 "Preferred Stock" shall mean the Preferred Stock, par value $.01 per share, of the Company, including the Series F, Series G, Series H and Series J Preferred Stock.

               1.12 "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement with the Commission in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the Commission.

               1.13 "Registrable Securities" shall mean the Series F/J Registrable Securities and the Series G/H Registrable Securities

               1.14 "Registration Expenses" shall mean all expenses incurred by the Company in compliance with this Agreement, excluding underwriters' discounts and commissions but including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, the compensation of regular employees of the Company and the fees and expenses of the Company's accountants and a single counsel for the Holders (provided the Holders' counsel shall also be counsel to the Company or the fees and expenses of the Holders' counsel payable by the Company in connection with any registration hereunder shall not exceed $50,000), all blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

               1.15 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

               1.16 "Securities Purchase Agreement" shall mean that certain Securities Purchase Agreement, dated as of December 18, 1995, among the Company and certain of the Stockholders, as amended from time to time.

               1.17 "Selling Expenses" shall mean all underwriting discounts and commissions applicable to the sale of Registrable Securities.

               1.18 "Series F Preferred Shares" shall mean the shares of Series F Preferred Stock issued by the Company pursuant to the Securities Purchase Agreement.

               1.19 "Series F Registrable Securities" shall mean (i) the shares of Common Stock issued or issuable upon conversion of the Series F Preferred Shares (including, without limitation, any shares of Series F-1 Preferred Stock into which any shares of Series F-2 Preferred Stock constituting Preferred Shares are converted) and (ii) any other shares of Common Stock acquired after the date of this Agreement, or shares of Common Stock issued or issuable upon conversion of securities acquired after the date of this Agreement, in each case pursuant to Section 2.3 or 2.5 of the Stockholders' Agreement and held by the Stockholders or their Permitted Transferees (as defined in the Stockholders' Agreement) from time to time (but only to the extent such shares or securities are acquired by virtue of owning the shares referred to in clause (i) or (ii) of this Section 1.19); PROVIDED, HOWEVER, that any such Registrable Securities shall cease to be included within the definition of Registrable Securities when
(a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act or (d) they shall have ceased to be outstanding.

               1.20 "Series F/J Registrable Securities" shall mean the Series F Registrable Securities and the Series J Registrable Securities.

               1.21 "Series G/H Preferred Shares" shall mean the shares of Series G and Series H Preferred Stock of the Company issuable upon exchange of the Notes or upon the conversion of any other Series G or Series H Preferred Stock.

               1.22 "Series G/H Registrable Securities" shall mean (i) the shares of Common Stock issued or issuable upon conversion of the Series G/H Preferred Shares, (ii) any other shares of Common Stock acquired after the date of this Agreement, or shares of Common Stock issued or issuable upon conversion of securities acquired after the date of this Agreement, in each case pursuant to Section 2.3 or 2.5 of the Stockholders' Agreement and held by the Stockholders or their Permitted Transferees from time to time (but only to the extent such shares or securities are acquired by virtue of owning the shares referred to in clause (i), (ii) or (iii) of this Section 1.22) and (iii) shares of Common Stock issued or issuable upon the exercise of the Pakistan Warrants; PROVIDED, HOWEVER, that any such Registrable Securities shall cease to be included within the definition of Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act,
(c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act or (d) they shall have ceased to be outstanding.

               1.23 "Series J Preferred Shares" shall mean the shares of Series J Preferred Stock issued or issuable by the Company pursuant to the Series J Agreement.

               1.24 "Series J Registrable Securities" shall mean (i) the shares of Common Stock issued or issuable upon conversion of the Series J Preferred Shares and exercise of the Series J Warrants, (ii) any other shares of Common Stock acquired after the date of this Agreement, or shares of Common Stock issued or issuable upon conversion of securities acquired after the date of this Agreement, in each case pursuant to Section 2.3 or Section 2.5 of the Stockholders' Agreement and held by the Stockholders or their Permitted Transferees from time to time (but only to the extent such shares or securities are acquired by virtue of owning the shares referred to in clause (i), (ii) or
(iii) of this Section 1.24) and (iii) shares of Common Stock issued or issuable upon exercise of the Series J Warrants; PROVIDED, HOWEVER, that any such Registrable Securities shall cease to be included within the definition of Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act or (d) they shall have ceased to be outstanding.

               1.25 "Stockholders' Agreement" shall mean that certain Eighth Amended and Restated Investor Rights Agreement, dated as of the date hereof, among the Company and certain stockholders of the Company.

          2.   REQUESTED REGISTRATION.

               2.1 REQUEST FOR REGISTRATION. The Initiating Holders, by written request to the Company, may require the Company to effect a registration (a "Demand Registration") with respect to Registrable Securities at any time after September 1, 1998. If the Initiating Holders elect to exercise such rights prior to an IPO, then in connection therewith the Company shall take (or prior thereto the Company shall have taken) all such actions as shall be necessary to effect a stock-split with respect to its shares of Common Stock such that, after giving effect to such stock-split and after giving effect to the distribution of the Registrable Securities contemplated by the IPO, the public float criteria with respect to a company listed on the Nasdaq National Market shall be satisfied. Upon any registration request hereunder, the Company shall:

                         (i)   promptly give written notice of the proposed
registration to all other Holders (the "Demand Registration Notice"); and

                         (ii)  as soon as practicable, but not later than sixty
(60) days after receipt of the request from the Initiating Holders, use its best efforts and take all appropriate action to file a registration statement with the Commission, and shall use its best efforts and take all appropriate action to effect such registration as soon as possible following such filing (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the blue sky or other state securities laws reasonably requested by Initiating Holders and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of the Demand Registration Notice.

          The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2 after the third of such registrations pursuant to this Section 2 have been declared or ordered effective; PROVIDED that, if none of the first three registrations pursuant to this Section 2 to be declared or ordered effective is (i) a Series F-Initiated No-Cutback Registration (as defined below), then thereafter Holders of Registrable Securities representing at least twenty percent (20%) of the Series F Registrable Securities then outstanding (as the Initiating Holders) will have the right to request additional registrations pursuant to this
Section 2 until one such additional registration is a Series F-Initiated No-Cutback Registration and (ii) a Series J-Initiated No-Cutback Registration (as defined below), then thereafter Holders of Registrable Securities representing at least twenty percent (20%) of the Series J Registrable Securities then outstanding (as the Initiating Holders) will have the right to request additional registrations pursuant to this Section 2 until one such additional registration is a Series J-Initiated No-Cutback Registration. A "SERIES F-INITIATED NO-CUTBACK REGISTRATION" is a registration pursuant to this
Section 2 which is declared or ordered effective, is requested by Holders of Series F Registrable Securities as the Initiating Holders and in which no Series F Registrable Securities requested to be included are excluded pursuant to Section 2.5 below. A "SERIES J-INITIATED NO-CUTBACK REGISTRATION" is a registration pursuant to this Section 2 which is declared or ordered effective, is requested by Holders of Series J Registrable Securities as the Initiating Holders and in which no Series J Registrable Securities requested to be included are excluded pursuant to Section 2.5 below.

          Notwithstanding the foregoing, if the Company shall furnish to Holders requesting registration pursuant to this Section 2 a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; PROVIDED, that the Company may not utilize this right more than once in any twelve-month period.

               2.2 ADDITIONAL SHARES TO BE INCLUDED. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.5 below, include in addition to Registrable Securities of Holders (a) other securities of the

Company (the "Additional Shares") which are held by Persons who by virtue of agreements with the Company (other than this Agreement) are entitled to include their securities with the Holders referred to in Section 2.1 above (collectively, the "Other Stockholders"), and (b) securities of the Company being sold for the account of the Company (the "Company Shares").

               2.3 WITHDRAWAL OF REGISTRATION. If the Initiating Holders inform the Company by written notice that they are withdrawing their registration request made pursuant to Section 2.1 above and the Initiating Holders pay all of the Company's third party Registration Expenses with respect to such registration incurred by the Company to the date of such notice, then the registration statement need not be filed and all efforts pursuant to this Agreement will not count as a registration (or an exercise of rights) under this
Section 2; PROVIDED, HOWEVER, that (a) if at the time of such withdrawal, the Initiating Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Initiating Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Initiating Holders shall not be required to pay any of such expenses and all efforts pursuant to this Agreement will not count as a registration (or an exercise of rights) under this Section 2, and (b) if the Company decides to proceed with the registration on its own behalf, or on behalf of Other Stockholders, then the Initiating Holders shall not be required to pay any of the Company's third party Registration Expenses and such registration will not count as a registration (or an exercise of rights) under this Section 2.

               2.4  UNDERWRITING.

                    (a) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the Demand Registration Notice, and such Demand Registration Notice shall also state that any registration pursuant to this Section 2 shall be conditioned upon a Holder's participation in such underwriting and the inclusion of a Holder's Registrable Securities in the underwriting to the extent provided herein and subject to the limitations provided herein. Subject to Section 2.5 below, a Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

                    (b) The Company shall (together with all Holders and Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company, provided that a majority in interest of the Initiating Holders shall approve such selection in their sole discretion.

               2.5 LIMITATIONS ON SHARES TO BE INCLUDED. Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Company or the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten or that the inclusion of Additional Shares or Company Shares may adversely affect the sale price (of the shares to be registered) that may be obtained, then, FIRST, the Company

Shares shall be excluded from such registration to the extent so required by such limitation, SECOND, the Series F Registrable Securities requested to be included in such registration held by the Class A Holders and the Additional Shares requested to be included in such registration statement held by Other Stockholders, if any, shall be excluded from such registration to the extent so required by such limitation, pro rata based upon the number of Series F Registrable Securities or Additional Shares, as the case may be, which they have requested to be included in such registration at the time of filing such registration statement, THIRD, the Series F Registrable Securities requested to be included in such registration statement held by Holders (other than Class A Holders), if any, shall be excluded from such registration to the extent so required by such limitation, pro rata based on the number of Series F Registrable Securities which they have requested to be included in such registration at the time of filing such registration statement, FOURTH, Series J Registrable Securities requested to be included in such registration statement by Holders, if any, shall be excluded from such registration to the extent so required by such limitation, pro-rata based on the number of Series J Registrable Securities which they have requested to be included in such registration at the time of filing such registration statement, and FIFTH, the Series G/H Registrable Securities requested to be included in such registration statement held by Holders, if any, shall be excluded from such registration to the extent so required by such limitation, pro rata based on the number of Series G/H Registrable Securities which they have requested to be included in such registration at the time of filing such registration statement, PROVIDED, HOWEVER, that if at the time of such registration request the Common Stock of the Company shall be publicly traded, and on each day on which the Common Stock is traded during the three-month period immediately preceding the date on which the Initiating Holders shall have requested such registration the Common Stock shall have a Daily Closing Price (as defined in Section 11 below) which is equal to or greater than $18.75 (as such number may be adjusted appropriately for stock splits, subdivisions, combinations, reclassifications or other recapitalizations), then FIRST, the Company Shares shall be excluded from such registration to the extent so required by such limitation, SECOND, the Series F Registrable Securities requested to be included in such registration held by all Holders and the Additional Shares requested to be included in such registration held by Other Stockholders, if any, shall be excluded from such registration to the extent so required by such limitation, pro rata based on the number of Series F Registrable Securities and Additional Shares, as the case may be, which they have requested be included in such registration at the time of filing such registration statement, THIRD, the Series J Registrable Securities requested to be included in such registration held by Holders, if any, shall be excluded from such registration to the extent so required by such limitation, pro rata based on the number of Series J Registrable Securities which they have requested to be included in such registration at the time of filing such registration statement, and FOURTH, the Series G/H Registrable Securities requested to be included in such registration held by Holders, if any, shall be excluded from such registration to the extent so required by such limitation, pro rata based on the number of Series G/H Registrable Securities which they have requested to be included in such registration at the time of filing such registration statement. Notwithstanding anything herein to the contrary, the Holders who have requested to have Registrable Securities included in such registration shall be entitled to include not less than 25% of the shares being registered in such offering.

          If the Company or any Holder or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of any such underwriting, such Person may elect to withdraw such Person's Registrable Securities, Additional Shares or Company Shares, as the case may be, therefrom by written notice to the Company, the underwriter and the Initiating Holders; PROVIDED, HOWEVER, that if the Holders holding a majority of the Registrable Securities requested to be included in such registration, in consultation with their financial and legal advisors, determine that such election to withdraw would materially delay the registration or otherwise require a recirculation of the prospectus contained in the registration statement, then such Person shall have no such right to elect to withdraw its request. If the withdrawal of any Registrable Securities, Additional Shares or Company Shares, as the case may be, would allow, within the marketing limitations set forth above, the inclusion in the underwriting of a greater number of shares of Registrable Securities, Company Shares or Additional Shares, then, to the extent practicable and without delaying the underwriting, the Company, the Holders and the Other Stockholders shall have an opportunity to include additional shares of Registrable Securities, Company Shares or Additional Shares, as the case may be, in the proportions and priorities discussed above.

          3.   COMPANY REGISTRATION.

               3.1 If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising any demand registration rights, other than pursuant to
Section 2 above and other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 (under the Securities Act) transaction, the Company will:

                    (a) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                    (b) the Company shall include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein (the "Piggyback Registration"), all the Registrable Securities specified in a written request or requests made by any Holder within thirty (30) days after receipt of the written notice from the Company described in clause (a) above, except as set forth in Section 3.3 below. Such written request may specify all or a part of a Holder's Registrable Securities.

               3.2 UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a). The right of any Holder to require registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

               3.3 LIMITATIONS ON SHARES TO BE INCLUDED. With respect to Company registrations or registrations effected by the Company for the account of a security holder or holders exercising any demand registration rights (other than pursuant to Section 2 above), notwithstanding any other provision of this
Section 3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Holders of securities requesting registration.

                    (a) The number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated FIRST, to Company Shares being sold for the Company's own account, SECOND, to Series G/H Registrable Securities requested to be included in such registration at the time of filing of such registration statement by Holders, if any, pro rata based on the number of such Series G/H Registrable Securities requested to be included by each Holder thereof, THIRD, to Series J Registrable Securities requested to be included in such registration at the time of filing such registration statement by Holders, if any, pro rata based on the number of such Series J Registrable Securities requested to be included by each Holder thereof, FOURTH, to Series F Registrable Securities requested to be included in such registration at the time of filing such registration statement by Holders (other than Class A Holders), if any, pro rata based on the number of such Series F Registrable Securities requested to be included by each Holder thereof and FIFTH, to Series F Registrable Securities requested to be included in such registration at the time of filing such registration statement by Class A Holders and Additional Shares requested to be included in such registration by Other Stockholders (including those Other Stockholders exercising demand registration rights and on whose account the Company determined to register securities pursuant to the exercise of such demand registration right, or otherwise), pro rata based on the number of such Series F Registrable Securities and Additional Shares, as the case may be, requested to be included by each Holder or holder thereof; PROVIDED, HOWEVER, that if at the time of such registration the Common Stock of the Company shall be publicly traded, and on each day on which the Common Stock is traded during the three-month period immediately preceding the date on which the Company shall have given notice of such registration pursuant to Section 3.1(a), the Common Stock shall have a Daily Closing Price which is equal to or greater than $18.75 (as such number may be adjusted appropriately for stock splits, subdivisions, combinations, reclassifications or other recapitalizations), then the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated FIRST, to Company Shares for securities being sold for the Company's own account, SECOND, to Series G/H Registrable Securities requested by Holders to be included in such registration at the time of filing such registration statement, pro rata based on the number of such Series G/H Registrable Securities requested to be included by each Holder thereof, THIRD, to Series J Registrable Securities requested by Holders to be included in such registration at the time of filing such registration statement, pro rata based on the number of such Series J Registrable Securities requested to be included by each Holder thereof, and FOURTH, to Series F Registrable Securities requested by Holders to be included in such registration at the time of filing such registration statement and to Additional Shares requested to be included in such registration by Other Stockholders at the time of filing such registration statement (including those Other Stockholders exercising demand registration rights and on whose account the Company determined to register its securities pursuant to the exercise of such demand registration right, or otherwise), pro rata based on the number of such Series F Registrable Securities and such Additional Shares requested to be included by each Holder or holder thereof. Notwithstanding anything herein to the contrary, the Holders who have requested to have Registrable Securities included in such registration shall be entitled to include not less than 25% of the shares (other than Company Shares) being registered in such offering.

                    (b) If any Holder or Other Stockholder disapproves of the terms of any such underwriting, such Person may elect to withdraw therefrom by written notice to the Company and the underwriter.

               3.4 WITHDRAWAL FROM REGISTRATION. Any Holder requesting inclusion of Registrable Securities pursuant to this Section 3 may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company. If the withdrawal of any Registrable Securities or Additional Shares would allow, within the marketing limitations set forth above, the inclusion in the underwriting of a greater number of shares of Registrable Securities or Additional Shares, then, to the extent practicable and without delaying the underwriting, the Company shall offer to the Holders and to the Other Stockholders an opportunity to include additional shares of Registrable Securities or Additional Shares, as the case may be, in the proportions and priorities discussed in Section 3.3 above.

               3.5 TERMINATION OR WITHDRAWAL BY COMPANY. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. Upon such termination or withdrawal, the Company shall give to each Holder which had elected to include securities in such registration, written notice of such termination or withdrawal.

          4. REGISTRATION ON FORM S-3. In addition to the rights set forth in Sections 2 and 3 above, if at any time (i) Initiating Holders request that the Company file a registration statement on Form S-3 for a public offering of all or any portion of the Registrable Securities held by such requesting Holder or Holders, and (ii) the Company is a registrant entitled to use Form S-3 to register such securities, then the Company shall use its best efforts to register (including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request) under the Securities Act on Form S-3, for public sale in accordance with the method of disposition specified in such request, the number of shares of Registrable Securities specified in such request. Registrations effected pursuant to this Section 4 shall not be counted as demands for registration or registrations effected pursuant to
Section 2 or 3, respectively.

          5. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with the registration or qualification of, or compliance with, any registration statement under Sections 2, 3 or 4 of this Agreement, shall be borne by the Company. Each seller shall bear his or its own Selling Expenses with respect to the securities sold by him or it.

          6.   REGISTRATION PROCEDURES.

               6.1 In the case of each registration to be effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and all amendments thereto and as to the completion thereof, advise any such Holder, upon request, of the progress of such proceedings, use its best efforts to effect the registration of all Registrable Securities to be registered in accordance with the terms hereof under the Securities Act, and will, at its expense:

                    (a) Prepare and file with the Commission a registration statement covering such Registrable Securities and use its best efforts to cause such registration statement to be declared effective by the Commission and to keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; PROVIDED, HOWEVER, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holders refrain from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; (ii) the Company shall keep such registration effective for longer than one hundred and twenty (120) days (or such longer period if extended in accordance with the previous proviso), up to an additional period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, if the direct third party costs and expenses associated with such extended registration are borne by the selling Holders; and (iii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period (or such longer period as provided above) shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, and the costs and expenses associated with such extended registration shall be borne by the Company; PROVIDED that in the case of clause (iii), (1) Rule 415 under the Securities Act, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and (2) applicable rules and regulations under the Securities Act governing the obligation to file a post-effective amendment permit the incorporation by reference into the registration statement of information contained in periodic reports filed pursuant to Section 13 or l5(d) of the Exchange Act, in lieu of filing a post-effective amendment which (y) includes any prospectus required by
Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement;

                    (b) Subject to the provisos set forth in Section 6.1(a) above, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                    (c) Furnish to each seller of Registrable Securities covered by such registration statement and each Holder two conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller or Holder, as the case may be, may reasonably request;

                    (d) Promptly notify each seller of Registrable Securities covered by such registration statement and each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and prepare and furnish to such seller and/or Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                    (e) Use its best efforts (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to (x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause
(e) be obligated to be so qualified, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                    (f) Use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                    (g) Use its best efforts to list all such Registrable Securities registered in such registration on each securities exchange or automated quotation system on which the Common Stock of the Company is then listed, or, if the Common Stock of the Company is not then listed, to list all such Registrable Securities registered in such registration on the Nasdaq National Market, and, if the Company's Common Stock does not qualify for such listing, then such other securities exchange or automated quotation system on which the Company's Common Stock then qualifies for listing as the Company's board of directors shall select;

                    (h) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                    (i) Enter into such customary agreements (including underwriting agreements in customary form and reasonably acceptable to the Company) and take all such other actions as the holders of a majority of the Registration Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                    (j) Make available for inspection by any seller of Registrable Securities, each Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller, Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, Holder, underwriter, attorney or accountant in connection with such registration statement, which information shall be subject to reasonable restrictions concerning confidentiality and non-disclosure;

                    (k) Furnish to each selling Holder upon request a signed counterpart, addressed to the selling Holder, of

                         (i)   an opinion of counsel for the Company, dated the
effective date of the registration statement and in form reasonably acceptable to the Company and such Holder, and

                         (ii)  "comfort" letters signed by the Company's
independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,

in the case of (i) and (ii) covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

                    (l) Furnish to each selling Holder upon request a copy of all correspondence from or to the Commission in connection with any such offering;

                    (m) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order; and

                    (n) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

               6.2 In connection with the preparation and filing of each registration statement under this Agreement, the Company will give the Holders on whose behalf such Registrable Securities are to be registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each such Holder such access to the Company's books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified the Company's financial statements, as shall be necessary, in the opinion of such Holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act, subject in all cases to the limitation on reimbursement of fees and expenses of such Holders' counsel provided in
Section 1.14 hereof. Without limiting the foregoing, each registration statement, prospectus, amendment, supplement or any other document filed with respect to a registration under this Agreement shall be subject to review and reasonable approval by the Holders registering Registrable Securities in such registration and by their counsel, subject in all cases to the limitation on reimbursement of fees and expenses of such Holders' counsel provided in
Section 1.14 hereof.

          7.   INDEMNIFICATION.

               7.1 INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act, to the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors, partners, employees, agents, attorneys and consultants and each Person controlling such Holder within the meaning of the Securities Act or Exchange Act, and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities, joint and/or several, (or actions, proceedings or settlements in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners, employees, agents, attorneys and consultants and each Person controlling such Holder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance upon and based upon written information furnished to the Company by such Holder or underwriter and expressly stated to be specifically for use therein.

               7.2 INDEMNIFICATION BY THE HOLDERS. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, (i) indemnify the Company, each of its officers, directors, partners, employees, agents, attorneys and consultants, and each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company (other than such Holder) or such underwriter within the meaning of the Securities Act or the Exchange Act, each other Holder and each of its officers, directors, partners, employees, agents, attorneys and consultants, and each Person controlling such Holder within the meaning of the Securities Act or the Exchange Act, against all claims, losses, damages, expenses and liabilities, joint and/or several, (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) reimburse the Company, each of its officers, directors, partners, employees, agents, attorneys and consultants, each underwriter, each such Person who controls the Company (other than such Holder) or such underwriter, each other Holder and each of its officers, directors, partners, employees, agents, attorneys and consultants and each such Person controlling such Holder for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case under clause (i) or
(ii) above, to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in or omitted from such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder with respect to such Holder and expressly stated to be specifically for use therein; PROVIDED, HOWEVER, that the liability of any such Holder under this Section 7.2, shall be limited to the amount of proceeds received by such Holder in the offering giving rise to such liability.

               7.3 NOTICES OF CLAIMS, PROCEDURES, ETC. Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's sole expense; PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 unless such failure is materially prejudicial to the ability of the Indemnifying Party to defend such claim or action. Notwithstanding the foregoing, such Indemnified Party shall have the right to employ its own counsel in any such litigation, proceeding or other action if
(i) the employment of such counsel has been authorized by the Indemnifying Party, in its sole and absolute discretion, or (ii) the named parties in any such claims (including any impleaded parties) include any such Indemnified Party and the Indemnifying Party and the Indemnifying Party shall have been advised in writing (in suitable detail) by counsel to the Indemnified Party either (A) that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party, or (B) that there is a conflict of interest by virtue of the Indemnified Party and the Indemnifying Party having common counsel, in any of which events, the legal fees and expenses of a single counsel for all Indemnified Parties with respect to each such claim, defense thereof, or counterclaims thereto, shall be borne by Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement (x) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, or (y) which requires action other than the payment of money by the Indemnifying Party. Each Indemnified Party shall cooperate to the extent reasonably required and furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

               7.4  CONTRIBUTION.  If the indemnification provided for in this
Section 7 shall for any reason be held by a court to be unavailable to an Indemnified Party under Section 7.1 or 7.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 7.1 or 7.2, the Indemnified Party and the Indemnifying Party under Section 7.1 or 7.2 shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Indemnified Party and the Indemnifying Party, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Indemnified Party and the Indemnifying Party from the offering of the securities covered by such registration statement; PROVIDED, that for purposes of this clause (ii), the relative benefits received by a selling Holder shall be deemed not to exceed the amount of proceeds received by such seller.
No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

          8. INFORMATION BY HOLDER. Each Holder shall furnish to the Company such information regarding such Holder and the distribution of Registrable Securities proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          9. TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights with respect to any Registrable Securities to cause the Company to register such securities granted to a Holder by the Company under this Agreement may be transferred or assigned by a Holder, in whole or in part, to a transferee or assignee of at least 20,000 shares of such Registrable Securities (as such number may be adjusted appropriately for stock splits and divisions, combinations, reclassifications or other recapitalizations), and, in such case, the Company shall be given written notice stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned. Any such transferee or assignee shall execute an agreement whereby such transferee or assignee agrees to be bound by all of the terms and conditions of this Agreement.

          10. RECORDS UNDER EXCHANGE ACT. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after ninety (90) days (or such shorter period as may then be permitted by the rules and regulations of the Commission in effect at such times) after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (d) furnish to any Holder forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the

Securities Act (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company, or such shorter period as may be then permitted by the rules and regulations of the Commission in effect at such time), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual and quarterly reports of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

          11. DAILY CLOSING PRICE. For purposes of this Agreement, the "Daily Closing Price" for each day shall be (i) as reported in THE WALL STREET JOURNAL or, if not reported therein, as reported in another newspaper of national circulation chosen by the Board of Directors of the Company, the closing sales price or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, on the New York Stock Exchange Composite Tape, or if the Common Stock is not then listed or admitted to trading on the New York Stock Exchange, on the largest principal national securities exchange on which such stock is then listed or admitted to trading, or (ii) if not listed or admitted to trading on any national securities exchange, then the last reported sale price for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System, or, if such sale price shall not be reported thereon, the average of the closing bid and asked prices so reported, or, if such bid and asked prices shall not be reported thereon, as the same shall be reported by the National Quotation Bureau Incorporated, or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Company or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc., selected by the Company.

          12. NO INCONSISTENT AGREEMENTS; AGREEMENTS BY STOCKHOLDERS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities which grants or modifies any existing agreement with respect to its securities to grant to the holder of its securities (a) in connection with an incidental registration of such securities registration rights with equal or higher priority to the rights granted to the Holders under Section 2 or 3 of this Agreement or (b) in connection with a demand registration the right to require registration of any of such holder's securities before the earlier of (i) the date on which the Holders shall have exercised any demand registration rights under Section 2 hereof or (ii) the date on which the Company shall have consummated an IPO and a period ending 6 months after any lock-up period applicable to the Holders of the Registrable Securities shall have terminated.

          In addition, the Company hereby covenants and agrees to cause all of its stockholders to which it grants (or has previously granted) registration rights to (i) acknowledge the priorities and limitations of inclusion of securities set forth in this Agreement and (ii) agree that in connection with any sale of securities registered on Form S-3 which includes Registrable Securities on behalf of any Holders, such other stockholder shall provide at least three (3) business days notice to the Holders of any intended sale of securities registered on such Form and shall afford the Holders an opportunity to participate in such sale, and further agree that no such sale by such other stockholder shall be effected unless the priorities and limitations set forth in
Section 3.3(a) of this Agreement (without reference to the first paragraph of Section 3.3), as between the Holders and such other stockholder, are respected.

          13. BENEFITS OF AGREEMENT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, legal representatives and heirs. This Agreement does not create, and shall not be construed as creating any rights enforceable by any other Person.

          14. COMPLETE AGREEMENT. This Agreement constitutes the complete understanding among the parties with respect to its subject matter and supersedes all existing agreements and understandings, whether oral or written, among them. No alteration or modification of any provisions of this Agreement shall be valid unless made in writing and signed by (a) holders of at least seventy-five percent (75%) of the Series F Registrable Securities then outstanding, (b) holders of at least a majority of the Series G/H Registrable Securities then outstanding, (c) holders of at least a majority of the Series J Registrable Securities and (d) the Company. By entering into this Agreement, each party hereby agrees that the Second Agreement shall automatically terminate upon the effectiveness of this Agreement.

          15. SECTION HEADINGS. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          16. NOTICES. All notices, offers, acceptances and other communications required or permitted to be given or to otherwise be made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered by hand, first class mail (registered or certified, return receipt requested), telex or telecopier (with confirmation of receipt) or overnight air courier guaranteeing next day delivery, if to the Company, to it at 400 South E1 Camino Real, Ste. 1275, San Mateo, California 94402 (facsimile:
(650) 548-1842) Attention: Chief Executive Officer, with a copy to Steven D. Overly, Senior Vice President and General Counsel, and if to any Holder, to the address of such Holder as set forth in the stock transfer books of the Company.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Any party may change the address to which each such notice or communication shall be sent by giving written notice to the other parties of such new address in the manner provided herein for giving notice.

          17. GOVERNING LAW; CHOICE OF FORUM. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS AGREEMENT,

AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW RULES OR PRINCIPLES). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT HERETO SHALL ONLY BE BROUGHT IN THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY WAIVES ANY DEFENSE OR CLAIM TO SUCH JURISDICTION WHICH EITHER OR BOTH MAY HAVE BASED, DIRECTLY OR INDIRECTLY, ON THE GROUNDS OF FORUM NON CONVENIENS. IF ANY ACTION IS COMMENCED IN ANY OTHER JURISDICTION, THE PARTIES HERETO HEREBY CONSENT TO THE REMOVAL OF SUCH ACTION TO THE SOUTHERN DISTRICT OF NEW YORK. THE COMPANY HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, AS THE DESIGNEE, APPOINTEE AND AGENT, OF THE COMPANY TO RECEIVE, FOR AND ON BEHALF OF THE COMPANY, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE RIGHTS AND OBLIGATIONS HEREUNDER AND SUCH SERVICE SHALL BE DEEMED COMPLETED UPON DELIVERY THEREOF TO SUCH AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO THE COMPANY AT ITS ADDRESS SET FORTH IN SECTION 16, BUT THE FAILURE OF THE COMPANY TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF ANY OF THE SECURITIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

          19. SEVERABILITY. Any provision of this Agreement which is determined to be illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof which shall be severable and enforceable according to their terms and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first set forth above.


                                   INTERNATIONAL WIRELESS
                                   COMMUNICATIONS HOLDINGS INC.


                                   By:
                                        -------------------------------
                                        Name:
                                        Title:




                                   STOCKHOLDER


                                   ------------------------------------
                                   (Print Name of Stockholder)


                                   ------------------------------------
                                   (Signature of Stockholder or Authorized
                                   Signatory)


                                   ------------------------------------
                                   (Print Name and Title of Authorized
                                   Signatory, if applicable)

                                      SCHEDULE I

Stockholder
-----------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
LATIN AMERICA INVESTMENT FUND, INC.
LATIN AMERICA EQUITY FUND, INC.
LATIN AMERICA CAPITAL PARTNERS
ARGENTINA EQUITY INVESTMENTS PARTNERSHIP
CENTRAL INVESTMENT HOLDING (BVI) CO., LTD
C.I. EMERGING MARKETS FUND
C.I. GLOBAL FUND
C.I. LATIN AMERICAN FUND
JAPAN ASSOCIATED FINANCE CO.
JAFCO G-5 INVESTMENT ENTERPRISE
JAFCO R-1(A) INVESTMENT ENTERPRISE
JAFCO R-1(B) INVESTMENT ENTERPRISE
JAFCO R-2 INVESTMENT ENTERPRISE
U.S. INFORMATION TECHNOLOGY INVESTMENT ENTERPRISE PARTNERSHIP
NORTHWOOD VENTURES
NORTHWOOD CAPITAL PARTNERS LLC
GATEWAY VENTURE PARTNERS III, L.P.
BAYVIEW INVESTORS, LTD.
RS & CO. IV, L.P.
DRYSDALE PARTNERS
DIXON R. DOLL
GARY J. MORGENTHALER
THE PAVEY FAMILY PARTNERSHIP
BROOKS STOUGH
VANGUARD CELLULAR OPERATING CORP.
HIGH POINT KELLER LIMITED PARTNERSHIP
RICHARD B. KELLER II
RICHARD B. KELLER II, IRA
HARRIS CORPORATION
ELECTRA INVESTMENT TRUST, P.L.C.
ELECTRA ASSOCIATES, INC.
CENTRAL  INVESTMENT HOLDING (BVI) CO., LTD.
TORONTO DOMINION CAPITAL (U.S.A.), INC.
MITSUI & CO., LTD.
MITSUBISHI CORPORATION
IW FUND
DR. JASON WU
GERLACH & CO. F/B/O MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED
MASSACHUSETTS MUTUAL LIFE INSURANCE CO., IFM TRADITION
MASSACHUSETTS MUTUAL LIFE INSURANCE CO., PENSION
MANAGEMENT

LENDERS UNDER LOAN AGREEMENT

Stockholder
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SANFORD ANTIGNAS
MICHAEL BENNETT
BPPA IWC LLC
JIM DIXON
GEORGE DRYSDALE
JOHN RUSSELL DUNN
AARTI C. GURNANI
VICTOR LEVASHOFF
JOHN D. LOCKTON
DAVID MORGAN
MELISSA MORGAN
NORTHWOOD CAPITAL PARTNERS
NORTHWOOD VENTURES
ROGER QUAYLE
LARRY SALZER
DOUGLAS S. SINCLAR
VAN SNOWDON
TIAWAN ASIA PACIFIC VENTURE FUND
KEITH TAYLOR
HENRY T. WILSON
VANGUARD CELLULAR FINANCIAL CORP.
A.O.L. WOODFIELD



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